UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  September 24, 2009

Aspyra, Inc.
(Exact Name of Registrant as Specified in Its Charter)

California	001-13268	95-3353465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 220
Westlake Village, CA 91361
(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On September 24, 2009, Aspyra, Inc. (the “Company”) received notice from NYSE Amex LLC (the “Exchange”) that the Company does not meet one of the Exchange’s continued listing standards as set forth in Part 10 of the NYSE Amex LLC Company Guide (the “Company Guide”). The notice received from the Exchange stated that the Company is not in compliance with Section 1003(a)(iv) of the Company Guide. The Company was afforded the opportunity to submit a plan of compliance to the Exchange by October 26, 2009, addressing how it intends to regain compliance with Section 1003(a)(iv) of the Company Guide by March 24, 2010. The Company is currently considering its options with respect to responding to the notice received from the Exchange.

A copy of the press release announcing the receipt of the Exchange notice is attached hereto as Exhibit 99.1.

 Item 9.01 Financial Statements and Exhibits

c)	Exhibits.
	99.1	Press Release dated September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 30, 2009	Aspyra, Inc.

/s/ Rodney Schutt
Rodney Schutt
Chief Executive Officer